EXHIBIT 10(h)

THIS DEBT INSTRUMENT IS
ISSUED WITH OID

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith between Clarion Technologies, Inc., a Delaware corporation (the “Company”), and its subsidiaries party thereto (the Company and its subsidiaries are referred to individually as a “Loan Party” and collectively as the “Loan Parties”), jointly and severally as borrowers and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited Partnership (“WBMCF”), the Emilie D. Wierda Living Trust dated 3/1/94, William Beckman, Thomas Wallace, the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994, and the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994, (together with WBMCF, each a “Lender” and collectively, as the “Lenders”). A copy of such Article of the Amended and Restated Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED, THE “INTERCREDITOR AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., AND LASALLE BANK NATIONAL ASSOCIATION (“AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2000, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

CLARION TECHNOLOGIES, INC.

SENIOR SUBORDINATED SECURED NOTE

$ 9,147,872	December 27, 2002 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto

(together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of William Blair Mezzanine Capital Fund III, L.P. (“Lender”), the principal sum of Nine Million, One Hundred Forty-Seven Thousand, Eight Hundred Seventy-Two Dollars ($ 9,147,872), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is the “Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith (the “Loan Agreement”) between the Loan Parties and Lenders. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.        Payment of Interest.

        (a)         So long as no Event of Default has occurred and is continuing, the Principal shall bear interest until paid, computed on the basis of a 360-day year for the actual number of days elapsed, at a fixed annual rate of 12.00%.

        (b)         During the Deferred Interest Period, accrued and unpaid interest on the Principal shall be added to the aggregate Principal as of the close of business on each Quarterly Payment Date (the “Deferred Interest Portion”) until and including the last day of the Deferred Interest Period (which last day is the “Deferred Interest Period Termination Date”).

        (c)         After the Deferred Interest Period Termination Date, accrued and unpaid interest on the Principal shall be due and payable quarterly in arrears on each subsequent Quarterly Payment Date (beginning with the Quarterly Payment Date on June 20, 2003). In addition, all accrued and unpaid interest shall be due and payable upon the payment in full of the Principal.

        2.        Additional Interest. After the occurrence and during the continuance of any Event of Default, all Obligations with respect to the Loans shall bear interest from the date of occurrence of such Event of Default, computed on the basis of a 360-day year for the actual number of days elapsed and payable on demand, at a fixed annual rate of 15.00%.

        3.        Repayment of Principal. Unless otherwise required or permitted to be sooner paid pursuant to the provisions of the Loan Agreement and hereof, the Loan Parties shall repay the Principal of the Loans in full on June 30, 2007.

        4.        Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois time, on the due date, to Lender in the account set forth on Schedule 2.5 to the Loan Agreement, in lawful money of the United States of America, by wire transfer in funds immediately available at such payment office.

2

        5.        Security. The repayment of the indebtedness evidenced hereby shall be secured by (i) that certain Security Agreement, of even date herewith, executed by the Loan Parties (as amended, modified or supplemented from time to time, the “Security Agreement”), and (ii) certain Mortgages, of even date herewith, executed by certain of the Loan Parties in favor of Lender (as amended, modified or supplemented from time to time, the “Mortgages” and together with the Security Agreement, the “Security Documents”), provided, that, Lender and each other holder of this Senior Subordinated Secured Note, agrees, by its acceptance hereof, that its respective rights under the Security Documents shall, in all respects, be subject to such limitations or restrictions as are set forth under the terms of the Intercreditor Agreement.

        6.        Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        7.        Miscellaneous.

        (a)         Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 38 West Fulton, Suite 300, Grand Rapids, MI 49503, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

        (b)         Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Senior Subordinated Note.

        (c)         The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

        (d)         Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

        (e)         This Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

3

        (f)         The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

[signature page follows]

4

        IN WITNESS WHEREOF, the undersigned have duly executed this Senior Subordinated Secured Note as of the date first written above.

CLARION TECHNOLOGIES, INC.
By:	William Beckman
CLARION REAL ESTATE, LLC
By:	William Beckman
MITO PLASTICS, INC.
By:	William Beckman

5

THIS DEBT INSTRUMENT IS
ISSUED WITH OID

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith between Clarion Technologies, Inc., a Delaware corporation (the “Company”), and its subsidiaries party thereto (the Company and its subsidiaries are referred to individually as a “Loan Party” and collectively as the “Loan Parties”), jointly and severally as borrowers and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited Partnership (“WBMCF”), the Emilie D. Wierda Living Trust dated 3/1/94, William Beckman, Thomas Wallace, the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994, and the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994, (together with WBMCF, each a “Lender” and collectively, as the “Lenders”). A copy of such Article of the Amended and Restated Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED, THE “INTERCREDITOR AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., AND LASALLE BANK NATIONAL ASSOCIATION (“AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2000, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

CLARION TECHNOLOGIES, INC.

SENIOR SUBORDINATED SECURED NOTE

$ 156,009	December 27, 2002 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto

(together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of the Emilie D. Wierda Living Trust, dated 3/1/94 ("Lender"), the principal sum of One Hundred Fifty-Six Thousand and Nine Dollars ($ 156,009), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is the “Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith (the “Loan Agreement”) between the Loan Parties and Lenders. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.        Payment of Interest.

        (a)         So long as no Event of Default has occurred and is continuing, the Principal shall bear interest until paid, computed on the basis of a 360-day year for the actual number of days elapsed, at a fixed annual rate of 12.00%.

        (b)         During the Deferred Interest Period, accrued and unpaid interest on the Principal shall be added to the aggregate Principal as of the close of business on each Quarterly Payment Date (the “Deferred Interest Portion”) until and including the last day of the Deferred Interest Period (which last day is the “Deferred Interest Period Termination Date”).

        (c)         After the Deferred Interest Period Termination Date, accrued and unpaid interest on the Principal shall be due and payable quarterly in arrears on each subsequent Quarterly Payment Date (beginning with the Quarterly Payment Date on June 20, 2003). In addition, all accrued and unpaid interest shall be due and payable upon the payment in full of the Principal.

        2.        Additional Interest. After the occurrence and during the continuance of any Event of Default, all Obligations with respect to the Loans shall bear interest from the date of occurrence of such Event of Default, computed on the basis of a 360-day year for the actual number of days elapsed and payable on demand, at a fixed annual rate of 15.00%.

        3.        Repayment of Principal. Unless otherwise required or permitted to be sooner paid pursuant to the provisions of the Loan Agreement and hereof, the Loan Parties shall repay the Principal of the Loans in full on June 30, 2007.

        4.        Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois time, on the due date, to Lender in the account set forth on Schedule 2.5 to the Loan Agreement, in lawful money of the United States of America, by wire transfer in funds immediately available at such payment office.

2

        5.        Security. The repayment of the indebtedness evidenced hereby shall be secured by (i) that certain Security Agreement, of even date herewith, executed by the Loan Parties (as amended, modified or supplemented from time to time, the “Security Agreement”), and (ii) certain Mortgages, of even date herewith, executed by certain of the Loan Parties in favor of Lender (as amended, modified or supplemented from time to time, the “Mortgages” and together with the Security Agreement, the “Security Documents”), provided, that, Lender and each other holder of this Senior Subordinated Secured Note, agrees, by its acceptance hereof, that its respective rights under the Security Documents shall, in all respects, be subject to such limitations or restrictions as are set forth under the terms of the Intercreditor Agreement.

        6.        Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        7.        Miscellaneous.

        (a)         Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 38 West Fulton, Suite 300, Grand Rapids, MI 49503, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

        (b)         Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Senior Subordinated Note.

        (c)         The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

        (d)         Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

        (e)         This Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

3

        (f)         The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

[signature page follows]

4

        IN WITNESS WHEREOF, the undersigned have duly executed this Senior Subordinated Secured Note as of the date first written above.

CLARION TECHNOLOGIES, INC.
By:	William Beckman
CLARION REAL ESTATE, LLC
By:	William Beckman
MITO PLASTICS, INC.
By:	William Beckman

5

THIS DEBT INSTRUMENT IS
ISSUED WITH OID

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith between Clarion Technologies, Inc., a Delaware corporation (the “Company”), and its subsidiaries party thereto (the Company and its subsidiaries are referred to individually as a “Loan Party” and collectively as the “Loan Parties”), jointly and severally as borrowers and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited Partnership (“WBMCF”), the Emilie D. Wierda Living Trust dated 3/1/94, William Beckman, Thomas Wallace, the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994, and the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994, (together with WBMCF, each a “Lender” and collectively, as the “Lenders”). A copy of such Article of the Amended and Restated Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED, THE “INTERCREDITOR AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., AND LASALLE BANK NATIONAL ASSOCIATION (“AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2000, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

CLARION TECHNOLOGIES, INC.

SENIOR SUBORDINATED SECURED NOTE

$ 50,112	December 27, 2002 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto

(together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of William Beckman ("Lender"), the principal sum of Fifty Thousand and One Hundred Twelve Dollars ($ 50,112), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is the “Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith (the “Loan Agreement”) between the Loan Parties and Lenders. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.        Payment of Interest.

        (a)         So long as no Event of Default has occurred and is continuing, the Principal shall bear interest until paid, computed on the basis of a 360-day year for the actual number of days elapsed, at a fixed annual rate of 12.00%.

        (b)         During the Deferred Interest Period, accrued and unpaid interest on the Principal shall be added to the aggregate Principal as of the close of business on each Quarterly Payment Date (the “Deferred Interest Portion”) until and including the last day of the Deferred Interest Period (which last day is the “Deferred Interest Period Termination Date”).

        (c)         After the Deferred Interest Period Termination Date, accrued and unpaid interest on the Principal shall be due and payable quarterly in arrears on each subsequent Quarterly Payment Date (beginning with the Quarterly Payment Date on June 20, 2003). In addition, all accrued and unpaid interest shall be due and payable upon the payment in full of the Principal.

        2.        Additional Interest. After the occurrence and during the continuance of any Event of Default, all Obligations with respect to the Loans shall bear interest from the date of occurrence of such Event of Default, computed on the basis of a 360-day year for the actual number of days elapsed and payable on demand, at a fixed annual rate of 15.00%.

        3.        Repayment of Principal. Unless otherwise required or permitted to be sooner paid pursuant to the provisions of the Loan Agreement and hereof, the Loan Parties shall repay the Principal of the Loans in full on June 30, 2007.

        4.        Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois time, on the due date, to Lender in the account set forth on Schedule 2.5 to the Loan Agreement, in lawful money of the United States of America, by wire transfer in funds immediately available at such payment office.

2

        5.        Security. The repayment of the indebtedness evidenced hereby shall be secured by (i) that certain Security Agreement, of even date herewith, executed by the Loan Parties (as amended, modified or supplemented from time to time, the “Security Agreement”), and (ii) certain Mortgages, of even date herewith, executed by certain of the Loan Parties in favor of Lender (as amended, modified or supplemented from time to time, the “Mortgages” and together with the Security Agreement, the “Security Documents”), provided, that, Lender and each other holder of this Senior Subordinated Secured Note, agrees, by its acceptance hereof, that its respective rights under the Security Documents shall, in all respects, be subject to such limitations or restrictions as are set forth under the terms of the Intercreditor Agreement.

        6.        Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        7.        Miscellaneous.

        (a)         Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 38 West Fulton, Suite 300, Grand Rapids, MI 49503, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

        (b)         Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Senior Subordinated Note.

        (c)         The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

        (d)         Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

        (e)         This Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

3

        (f)         The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

[signature page follows]

4

        IN WITNESS WHEREOF, the undersigned have duly executed this Senior Subordinated Secured Note as of the date first written above.

CLARION TECHNOLOGIES, INC.
By:	William Beckman
CLARION REAL ESTATE, LLC
By:	William Beckman
MITO PLASTICS, INC.
By:	William Beckman

5

THIS DEBT INSTRUMENT IS
ISSUED WITH OID

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith between Clarion Technologies, Inc., a Delaware corporation (the “Company”), and its subsidiaries party thereto (the Company and its subsidiaries are referred to individually as a “Loan Party” and collectively as the “Loan Parties”), jointly and severally as borrowers and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited Partnership (“WBMCF”), the Emilie D. Wierda Living Trust dated 3/1/94, William Beckman, Thomas Wallace, the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994, and the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994, (together with WBMCF, each a “Lender” and collectively, as the “Lenders”). A copy of such Article of the Amended and Restated Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED, THE “INTERCREDITOR AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., AND LASALLE BANK NATIONAL ASSOCIATION (“AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2000, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

CLARION TECHNOLOGIES, INC.

SENIOR SUBORDINATED SECURED NOTE

$ 78,005	December 27, 2002 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto

(together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of Thomas Wallace ("Lender"), the principal sum of Seventy-Eight Thousand and Five Dollars ($ 78,005), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is the “Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith (the “Loan Agreement”) between the Loan Parties and Lenders. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.        Payment of Interest.

        (a)         So long as no Event of Default has occurred and is continuing, the Principal shall bear interest until paid, computed on the basis of a 360-day year for the actual number of days elapsed, at a fixed annual rate of 12.00%.

        (b)         During the Deferred Interest Period, accrued and unpaid interest on the Principal shall be added to the aggregate Principal as of the close of business on each Quarterly Payment Date (the “Deferred Interest Portion”) until and including the last day of the Deferred Interest Period (which last day is the “Deferred Interest Period Termination Date”).

        (c)         After the Deferred Interest Period Termination Date, accrued and unpaid interest on the Principal shall be due and payable quarterly in arrears on each subsequent Quarterly Payment Date (beginning with the Quarterly Payment Date on June 20, 2003). In addition, all accrued and unpaid interest shall be due and payable upon the payment in full of the Principal.

        2.        Additional Interest. After the occurrence and during the continuance of any Event of Default, all Obligations with respect to the Loans shall bear interest from the date of occurrence of such Event of Default, computed on the basis of a 360-day year for the actual number of days elapsed and payable on demand, at a fixed annual rate of 15.00%.

        3.        Repayment of Principal. Unless otherwise required or permitted to be sooner paid pursuant to the provisions of the Loan Agreement and hereof, the Loan Parties shall repay the Principal of the Loans in full on June 30, 2007.

        4.        Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois time, on the due date, to Lender in the account set forth on Schedule 2.5 to the Loan Agreement, in lawful money of the United States of America, by wire transfer in funds immediately available at such payment office.

2

        5.        Security. The repayment of the indebtedness evidenced hereby shall be secured by (i) that certain Security Agreement, of even date herewith, executed by the Loan Parties (as amended, modified or supplemented from time to time, the “Security Agreement”), and (ii) certain Mortgages, of even date herewith, executed by certain of the Loan Parties in favor of Lender (as amended, modified or supplemented from time to time, the “Mortgages” and together with the Security Agreement, the “Security Documents”), provided, that, Lender and each other holder of this Senior Subordinated Secured Note, agrees, by its acceptance hereof, that its respective rights under the Security Documents shall, in all respects, be subject to such limitations or restrictions as are set forth under the terms of the Intercreditor Agreement.

        6.        Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        7.        Miscellaneous.

        (a)         Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 38 West Fulton, Suite 300, Grand Rapids, MI 49503, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

        (b)         Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Senior Subordinated Note.

        (c)         The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

        (d)         Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

        (e)         This Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

3

        (f)         The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

[signature page follows]

4

        IN WITNESS WHEREOF, the undersigned have duly executed this Senior Subordinated Secured Note as of the date first written above.

CLARION TECHNOLOGIES, INC.
By:	William Beckman
CLARION REAL ESTATE, LLC
By:	William Beckman
MITO PLASTICS, INC.
By:	William Beckman

5

THIS DEBT INSTRUMENT IS
ISSUED WITH OID

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith between Clarion Technologies, Inc., a Delaware corporation (the “Company”), and its subsidiaries party thereto (the Company and its subsidiaries are referred to individually as a “Loan Party” and collectively as the “Loan Parties”), jointly and severally as borrowers and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited Partnership (“WBMCF”), the Emilie D. Wierda Living Trust dated 3/1/94, William Beckman, Thomas Wallace, the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994, and the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994, (together with WBMCF, each a “Lender” and collectively, as the “Lenders”). A copy of such Article of the Amended and Restated Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED, THE “INTERCREDITOR AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., AND LASALLE BANK NATIONAL ASSOCIATION (“AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2000, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

CLARION TECHNOLOGIES, INC.

SENIOR SUBORDINATED SECURED NOTE

$ 120,554	December 27, 2002 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto

(together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994 ("Lender"), the principal sum of One Hundred Twenty Thousand and Five Hundred Fifty-Four Dollars ($ 120,554), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is the “Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith (the “Loan Agreement”) between the Loan Parties and Lenders. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.        Payment of Interest.

        (a)         So long as no Event of Default has occurred and is continuing, the Principal shall bear interest until paid, computed on the basis of a 360-day year for the actual number of days elapsed, at a fixed annual rate of 12.00%.

        (b)         During the Deferred Interest Period, accrued and unpaid interest on the Principal shall be added to the aggregate Principal as of the close of business on each Quarterly Payment Date (the “Deferred Interest Portion”) until and including the last day of the Deferred Interest Period (which last day is the “Deferred Interest Period Termination Date”).

        (c)         After the Deferred Interest Period Termination Date, accrued and unpaid interest on the Principal shall be due and payable quarterly in arrears on each subsequent Quarterly Payment Date (beginning with the Quarterly Payment Date on June 20, 2003). In addition, all accrued and unpaid interest shall be due and payable upon the payment in full of the Principal.

        2.        Additional Interest. After the occurrence and during the continuance of any Event of Default, all Obligations with respect to the Loans shall bear interest from the date of occurrence of such Event of Default, computed on the basis of a 360-day year for the actual number of days elapsed and payable on demand, at a fixed annual rate of 15.00%.

        3.        Repayment of Principal. Unless otherwise required or permitted to be sooner paid pursuant to the provisions of the Loan Agreement and hereof, the Loan Parties shall repay the Principal of the Loans in full on June 30, 2007.

        4.        Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois time, on the due date, to Lender in the account set forth on Schedule 2.5 to the Loan Agreement, in lawful money of the United States of America, by wire transfer in funds immediately available at such payment office.

        5.        Security. The repayment of the indebtedness evidenced hereby shall be secured by (i) that certain Security Agreement, of even date herewith, executed by the Loan Parties (as amended, modified or supplemented from time to time, the “Security Agreement”), and (ii) certain Mortgages, of even date herewith, executed by certain of the Loan Parties in favor of Lender (as amended, modified or supplemented from time to time, the “Mortgages” and together with the Security Agreement, the “Security Documents”), provided, that, Lender and each other holder of this Senior Subordinated Secured Note, agrees, by its acceptance hereof, that its respective rights under the Security Documents shall, in all respects, be subject to such limitations or restrictions as are set forth under the terms of the Intercreditor Agreement.

        6.        Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        7.        Miscellaneous.

        (a)         Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 38 West Fulton, Suite 300, Grand Rapids, MI 49503, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

        (b)         Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Senior Subordinated Note.

        (c)         The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

        (d)         Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

        (e)         This Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

        (f)         The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

[signature page follows]

        IN WITNESS WHEREOF, the undersigned have duly executed this Senior Subordinated Secured Note as of the date first written above.

CLARION TECHNOLOGIES, INC.
By:	William Beckman
CLARION REAL ESTATE, LLC
By:	William Beckman
MITO PLASTICS, INC.
By:	William Beckman

THIS DEBT INSTRUMENT IS
ISSUED WITH OID

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES ACTS”), AND IS NOT TRANSFERABLE, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACTS, OR EXEMPTIONS FROM REGISTRATION THEREUNDER. Furthermore, the security represented hereby is only transferable pursuant to the provisions of Article 8 of that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith between Clarion Technologies, Inc., a Delaware corporation (the “Company”), and its subsidiaries party thereto (the Company and its subsidiaries are referred to individually as a “Loan Party” and collectively as the “Loan Parties”), jointly and severally as borrowers and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited Partnership (“WBMCF”), the Emilie D. Wierda Living Trust dated 3/1/94, William Beckman, Thomas Wallace, the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994, and the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994, (together with WBMCF, each a “Lender” and collectively, as the “Lenders”). A copy of such Article of the Amended and Restated Senior Subordinated Loan Agreement will be furnished by the issuer to the holder hereof upon written request therefor by holder.

THIS SUBORDINATED NOTE (“NOTE”) AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JULY 21, 2000 (AS AMENDED, MODIFIED OR RESTATED, THE “INTERCREDITOR AGREEMENT”) AMONG CLARION TECHNOLOGIES, INC., A DELAWARE CORPORATION (“COMPANY”), CERTAIN SUBSIDIARIES OF THE COMPANY (TOGETHER WITH THE COMPANY, THE “LOAN PARTIES”), WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., AND LASALLE BANK NATIONAL ASSOCIATION (“AGENT”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE LOAN PARTIES TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO, AND THE OTHER LENDER PARTIES UNDER, THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 29, 2000, AS AMENDED, AMONG THE LOAN PARTIES, AGENT AND THE BANKS AND OTHER LENDERS THEREUNDER, AS SUCH CREDIT AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME; AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

CLARION TECHNOLOGIES, INC.

SENIOR SUBORDINATED SECURED NOTE

$ 447,448	December 27, 2002 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto

(together with their successors and assigns, the “Loan Parties”), jointly and severally, hereby promise to pay to the order of the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994 ("Lender"), the principal sum of Four Hundred Forty-Seven Thousand and Four Hundred Forty-Eight Dollars ($ 447,448), together with interest thereon, which shall be due and payable as provided herein.

        This promissory note is the “Senior Subordinated Note” referred to in, and Lender is entitled to the benefits of, that certain Amended and Restated Senior Subordinated Loan Agreement of even date herewith (the “Loan Agreement”) between the Loan Parties and Lenders. The terms and provisions of the Loan Agreement are deemed incorporated herein by this reference and this Senior Subordinated Note shall be subject in all respects to the terms and provisions of the Loan Agreement, as the same may be hereafter amended from time to time. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

        1.        Payment of Interest.

        (a)         So long as no Event of Default has occurred and is continuing, the Principal shall bear interest until paid, computed on the basis of a 360-day year for the actual number of days elapsed, at a fixed annual rate of 12.00%.

        (b)         During the Deferred Interest Period, accrued and unpaid interest on the Principal shall be added to the aggregate Principal as of the close of business on each Quarterly Payment Date (the “Deferred Interest Portion”) until and including the last day of the Deferred Interest Period (which last day is the “Deferred Interest Period Termination Date”).

        (c)         After the Deferred Interest Period Termination Date, accrued and unpaid interest on the Principal shall be due and payable quarterly in arrears on each subsequent Quarterly Payment Date (beginning with the Quarterly Payment Date on June 20, 2003). In addition, all accrued and unpaid interest shall be due and payable upon the payment in full of the Principal.

        2.        Additional Interest. After the occurrence and during the continuance of any Event of Default, all Obligations with respect to the Loans shall bear interest from the date of occurrence of such Event of Default, computed on the basis of a 360-day year for the actual number of days elapsed and payable on demand, at a fixed annual rate of 15.00%.

        3.        Repayment of Principal. Unless otherwise required or permitted to be sooner paid pursuant to the provisions of the Loan Agreement and hereof, the Loan Parties shall repay the Principal of the Loans in full on June 30, 2007.

        4.        Payment Instructions. All payments of principal, interest, and any other amounts due and payable hereunder shall be made prior to 12:00 p.m., Chicago, Illinois time, on the due date, to Lender in the account set forth on Schedule 2.5 to the Loan Agreement, in lawful money of the United States of America, by wire transfer in funds immediately available at such payment office.

2

        5.        Security. The repayment of the indebtedness evidenced hereby shall be secured by (i) that certain Security Agreement, of even date herewith, executed by the Loan Parties (as amended, modified or supplemented from time to time, the “Security Agreement”), and (ii) certain Mortgages, of even date herewith, executed by certain of the Loan Parties in favor of Lender (as amended, modified or supplemented from time to time, the “Mortgages” and together with the Security Agreement, the “Security Documents”), provided, that, Lender and each other holder of this Senior Subordinated Secured Note, agrees, by its acceptance hereof, that its respective rights under the Security Documents shall, in all respects, be subject to such limitations or restrictions as are set forth under the terms of the Intercreditor Agreement.

        6.        Events of Default; Acceleration of Payments. Under certain circumstances described in Article 7 of the Loan Agreement, the occurrence of an Event of Default may result in the acceleration of any and all Obligations of the Loan Parties hereunder and the same may thereupon become immediately due and payable.

        7.        Miscellaneous.

        (a)         Pursuant to 26 C.F.R. §1.1275-3, the Company states that its President or Chief Executive Officer, as representative of the Loan Parties, located at 38 West Fulton, Suite 300, Grand Rapids, MI 49503, will make available on request to the holder of this debt instrument, the following information: issue price, amount of original issue discount, issue date and yield to maturity.

        (b)         Except as otherwise expressly provided in the Loan Agreement, the Loan Parties whether as makers, endorsers or otherwise, severally waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Senior Subordinated Note.

        (c)         The Loan Parties agree, jointly and severally, to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, expended or incurred by Lender in connection with the enforcement of this Senior Subordinated Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Senior Subordinated Note or the protection or preservation of any rights of Lender hereunder.

        (d)         Any and all notices, elections, demands, requests and responses thereto permitted or required to be given by or under this Senior Subordinated Note shall be given as provided in Section 8.6 of the Loan Agreement.

        (e)         This Senior Subordinated Note shall be deemed to be a contract under the laws of the State of Illinois and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

3

        (f)         The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lender’s rights and remedies hereunder or at law, Lender may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Loan Agreement or any other liability or obligation of the Loan Parties arising hereunder.

(g) The covenants of the Loan Parties set forth herein shall be binding upon the Loan Parties and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

[signature page follows]

4

        IN WITNESS WHEREOF, the undersigned have duly executed this Senior Subordinated Secured Note as of the date first written above.

CLARION TECHNOLOGIES, INC.
By:	William Beckman
CLARION REAL ESTATE, LLC
By:	William Beckman
MITO PLASTICS, INC.
By:	William Beckman

5